UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 23, 2006
ASHWORTH, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-14547 (Commission File Number)	84-1052000 (IRS Employer Identification No.)

2765 Loker Avenue West Carlsbad, California (Address of Principal Executive Offices)	92008 (Zip Code)
Registrant’s Telephone Number, Including Area Code: (760) 438-6610
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
          The information provided under Item 5.02 hereof is incorporated herein by reference.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
          Effective February 23, 2006, the board of directors of Ashworth, Inc. (the “Company”) appointed Winston E. Hickman, 63, as Executive Vice President and Chief Financial Officer. The Company’s related press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
          In connection with his appointment, the Company entered into an employment agreement with Mr. Hickman that provides for compensation consisting of: a base salary of $300,000; a target bonus of 50% of base salary, with the actual payment subject to the board’s discretion; the grant of options to purchase 50,000 shares of the Company’s common stock, with an exercise price equal to the closing price of the Company’s common stock on February 22, 2006, and with half of the options vesting on each of the first two anniversaries of Mr. Hickman’s employment with the Company; and coverage under the Company’s benefits programs. If Mr. Hickman is terminated without cause or resigns under certain circumstances described in his change in control agreement, the severance provisions of his employment agreement grant him: a lump sum payment of either one-half or all of his then current annual salary, depending on the timing and circumstances of his termination or resignation; a pro rata bonus; and immediate vesting of a pro rata number of stock options.
          Additionally, the Company entered into a change in control agreement with Mr. Hickman. That agreement provides various benefits to Mr. Hickman if he is terminated without cause, or voluntarily terminates his employment under certain circumstances, including a material reduction in compensation or change in duties, between 90 days before and 2 years after a change of control, as defined in the change in control agreement. In such an instance, the change in control agreement obligates the Company to pay Mr. Hickman an amount equal to 1.5 times his highest base salary with the Company in the three years ending on the date of Mr. Hickman’s termination, pay any excise taxes under Section 4999 of the Internal Revenue Code applicable thereon, and continue to provide his healthcare and insurance benefits for 18 months. It also provides for immediate vesting of Mr. Hickman’s unvested stock options upon such termination or resignation.
          The foregoing descriptions of Mr. Hickman’s employment and change in control agreements are qualified in their entirety by the terms of the agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this Form 8-K and are incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits
Ex. 10.1 Employment Letter between Winston Hickman and the Company, dated February 23, 2006 (Incorporated by reference from Exhibit 10.7 to the Company’s Form 10-K/A filed on February 28, 2006).
Ex. 10.2 Agreement re Change in Control between Winston Hickman and the Company, dated February 23, 2006 (Incorporated by reference from Exhibit 10.8 to the Company’s Form 10-K/A on February 28, 2006).
Ex. 99.1 Press release issued by the Company on February 27, 2006 announcing the appointment of Winston Hickman as Executive Vice President and Chief Financial Officer.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASHWORTH, INC.
Date: March 1, 2006	By:	/s/ Randall L. Herrel, Sr.
Randall L. Herrel, Sr.
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

10.1	Employment Letter between Winston Hickman and the Company, dated February 23, 2006 (Incorporated by reference from Exhibit 10.7 to the Company’s Form 10-K/A filed on February 28, 2006).

10.2	Agreement re Change in Control between Winston Hickman and the Company, dated February 23, 2006 (Incorporated by reference from Exhibit 10.8 to the Company’s Form 10-K/A on February 28, 2006).

99.1	Press release issued by the Company on February 27, 2006 announcing the appointment of Winston Hickman as Executive Vice President and Chief Financial Officer.